MITCHELL HUTCHINS SERIES TRUST

      GLOBAL INCOME PORTFOLIO









The fund offers its Class H and Class I shares only to insurance company separate accounts that fund certain variable annuity and variable life insurance contracts. This prospectus should be read together with the prospectus for those contracts.





PROSPECTUS
May 1, 1999

-------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS COMPLETE OR ACCURATE. TO STATE OTHERWISE IS A CRIME.




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 Mitchell Hutchins       Global Income Portfolio
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CONTENTS

               GLOBAL INCOME PORTFOLIO
             ------------------------------------------------------


What every investor         3   Global Income Portfolio
should know about           5   More About Risks and Investment Strategies
the fund


               INVESTING IN THE FUND
           ----------------------------------------------------------


Information for             7   Purchases, Redemptions and Exchanges
managing your fund          7   Pricing and Valuation
account


               ADDITIONAL INFORMATION
           ----------------------------------------------------------


Additional important        8   Management
information about           9   Dividends and Taxes
the fund                   10   Financial Highlights


           ----------------------------------------------------------


Where to learn more             Back Cover
about this fund


                              ---------------------------------------
                              The fund is not a complete or balanced
                              investment program.
                              ---------------------------------------


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 Mitchell Hutchins       Global Income Portfolio
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GLOBAL INCOME PORTFOLIO

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS
-------------------------------------------

FUND OBJECTIVE:

Primarily, high current income; secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in high quality bonds of governmental and private issuers in the U.S. and developed foreign countries. These high quality bonds are rated in one of the two highest rating categories or are of comparable quality. The fund also invests, to a lesser extent, in lower quality bonds, including bonds of issuers in emerging markets. These may include bonds that have very low credit ratings, but that Mitchell Hutchins Asset Management Inc., the fund's investment adviser, believes provide a return that is high enough to justify the additional risk. Some of the fund's bonds may be backed by mortgages.

Mitchell Hutchins normally invests a portion of the fund's assets in bonds of U.S. government and private issuers, and allocates the balance of the fund's portfolio among bonds of issuers in different foreign countries. Mitchell Hutchins determines the allocation to different geographic areas, countries and industries based upon its assessment of fundamental economic strengths, credit quality and currency and interest rate trends. Mitchell Hutchins uses forward currency contracts to increase or decrease the fund's exposure to various foreign currencies.

PRINCIPAL RISKS:

An investment in the fund is not guaranteed; investors may lose money by investing in the fund.

The fund is subject to sector allocation risk, in that Mitchell Hutchins may not be successful in choosing the best allocation between U.S. and foreign issuers. The fund is subject to interest rate risk, which means that the value of its investments generally will fall when interest rates rise. The value of the fund's foreign investments also may fall due to adverse political, social and economic developments abroad. These risks are greater for the fund's investments in emerging market issuers. The fund also is subject to credit risk, in that the issuers of its securities may not make principal or interest payments when due. This risk is greater for the fund's non-investment grade bonds, which also may have greater price volatility than higher quality bonds and be more difficult to sell during market downturns. Because the fund is non-diversified, it can invest more of its assets in a single issuer than a diversified fund can. As a result, changes in the market value of a single issuer can have a greater effect on the fund's performance and share price than if the fund held a smaller position.

More information about these and other risks of an investment in the fund is provided below in "More About Risks and Investment Strategies" under the following headings:

o     Sector Allocation Risk

o     Interest Rate Risk

o     Foreign Securities Risk

o     Emerging Markets Risk

o     Credit Risk

o     Non-Diversified Status Risk

o     Sovereign Risk

o     Prepayment Risk

o     Derivatives Risk

INFORMATION ON THE FUND'S RECENT INVESTMENT STRATEGIES AND HOLDINGS CAN BE FOUND IN ITS CURRENT ANNUAL/SEMI-ANNUAL REPORTS (SEE BACK COVER FOR INFORMATION ON ORDERING THESE REPORTS).



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 Mitchell Hutchins       Global Income Portfolio
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PERFORMANCE
-----------


RISK/RETURN BAR CHART AND TABLE:

The following bar chart and table provide information about the fund's performance and thus give some indication of the risks of an investment in the fund.

The fund's shares are sold only to insurance company separate accounts that fund certain variable annuity and variable life contracts. The bar chart and table do not reflect sales charges or other expenses of these contracts. If those sales charges and expenses were included, the total returns shown would be lower.

The bar chart shows how the fund's performance has varied from year to year. The bar chart shows Class H shares because they have the longer performance history.

The table that follows the bar chart shows the average annual returns over several time periods compared to a broad-based market index.

The fund's past performance does not necessarily indicate how the fund will perform in the future.


      GLOBAL INCOME PORTFOLIO -- TOTAL RETURN ON CLASS H SHARES

The chart depicted here reflects the following plot points:

               CALENDAR YEAR        PERCENTAGES
               -------------        -----------

                    1989                6.80%
                    1990               14.92%
                    1991               10.30%
                    1992                1.29%
                    1993               16.65%
                    1994               -5.56%
                    1995               13.58%
                    1996                6.62%
                    1997                3.50%
                    1998                9.69%


      Best quarter during years shown:      2nd quarter, 1990 -  5.77%
      Worst quarter during years shown:    1st quarter, 1989  - (4.59)%

AVERAGE ANNUAL TOTAL RETURNS
as of December 31, 1998

                                          SALOMON BROTHERS
   CLASS                      CLASS H     WORLD GOVERNMENT
   (INCEPTION DATE)           5/01/88        BOND INDEX
   ----------------           -------        ----------
   One Year                    9.69%           15.31%
   Five Years                  5.40%            7.85%
   Ten Years                   7.22%            8.96%
   Life of Class               7.77%            8.82%*

     ---------------------
     *  Return is for the period 5/31/88 to 12/31/98, annualized.



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 Mitchell Hutchins       Global Income Portfolio
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MORE ABOUT RISKS AND INVESTMENT STRATEGIES
------------------------------------------


PRINCIPAL RISKS

The main risks of investing in the fund are described below. Other risks of investing in the fund, along with further details about some of the risks described below, are discussed in the fund's Statement of Additional Information ("SAI"). Information on how you can obtain the SAI is on the back cover of this prospectus.

CREDIT RISK. Credit risk is the risk that the issuer of a bond will not make principal or interest payments when they are due. Even if an issuer does not default on a payment, a bond's value may decline if the market believes that the issuer has become less able, or less willing, to make payments on time. Even high quality bonds are subject to some credit risk. However, credit risk is greater for lower quality bonds. Bonds that are not investment grade involve high credit risk and are considered speculative. Some of these low quality bonds may be in default when purchased by the fund. Low quality bonds may fluctuate in value more than higher quality bonds and may be more difficult to sell during market downturns at the time and price the fund desires.

DERIVATIVES RISK. The value of "derivatives" - so-called because their value "derives" from the value of an underlying asset, reference rate or index - may rise or fall more rapidly than other investments. For some derivatives, it is possible for a fund to lose more than the amount it invested in the derivative. Options, futures contracts and forward currency contracts are examples of derivatives. If a fund uses derivatives to adjust or "hedge" the overall risk of its portfolio, it is possible that the hedge will not succeed. This may happen for various reasons, including unexpected changes in the value of the derivatives that are not matched by opposite changes in the value of the rest of the fund's portfolio.

EMERGING MARKETS RISK. Securities of issuers located in emerging market countries are subject to all of the risks of other foreign securities (see below). However, the level of those risks often is higher due to the fact that political, legal and economic systems in emerging market countries may be less fully developed and less stable than those in developed countries. Emerging market securities also may be subject to additional risks, such as lower liquidity and larger changes in value.

FOREIGN SECURITIES RISK. Foreign securities involve risks that normally are not associated with securities of U.S. issuers. These include risks relating to political, social and economic developments abroad and differences between U.S. and foreign regulatory requirements and market practices. When securities are denominated in foreign currencies, they also are subject to the risk that the value of the foreign currency will fall in relation to the U.S. dollar. Currency exchange rates can be volatile and can be affected by, among other factors, the general economics of a country, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.

INTEREST RATE RISK. The value of bonds can be expected to fall when interest rates rise and to rise when interest rates fall. Interest rate risk is the risk that interest rates will rise, so that the value of a fund's investments in bonds will fall. Because interest rate risk is the primary risk presented by U.S. government and other very high quality bonds, changes in interest rates may actually have a greater effect on the value of those bonds than on lower quality bonds.

NON-DIVERSIFIED STATUS RISK. A non-diversified fund is not subject to certain limitations on its ability to invest more than 5% of its total assets in securities of a single issuer. When the fund holds a large position in the securities of one issuer, changes in the financial condition or in the market's assessment of that issuer may cause larger changes in the fund's total return and in the price of its shares than if the fund held only a smaller position.



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PREPAYMENT RISK. Payments on bonds that are backed by mortgage loans or similar assets may be received earlier or later than expected due to changes in the rate at which the underlying loans are prepaid. Faster prepayments often happen when market interest rates are falling. As a result, the fund may need to reinvest these early payments at those lower interest rates, thus reducing its income. Conversely, when interest rates rise, prepayments may happen more slowly, causing the underlying loans to be outstanding for a longer time. This can cause the market value of the security to fall because the market may view its interest rate to be too low for a longer term investment.

SECTOR ALLOCATION RISK. Mitchell Hutchins may not be successful in choosing the best allocation among market sectors. Because the fund allocates its assets among market sectors, it is more dependent on Mitchell Hutchins' ability to successfully assess the relative values in each sector than are funds that do not do so.

SOVEREIGN RISK. Investments in foreign government bonds involve special risks because the investors may have limited legal recourse in the event of default. Political conditions, especially a country's willingness to meet the terms of its debt obligations, can be of considerable significance.








                                       5A
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 Mitchell Hutchins       Global Income Portfolio
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ADDITIONAL RISKS

YEAR 2000 RISK. The fund could be adversely affected by problems relating to the inability of computer systems used by Mitchell Hutchins and the fund's other service providers to recognize the year 2000. While year 2000-related computer problems could have a negative effect on the fund, Mitchell Hutchins is working to avoid these problems with respect to its own computer systems and to obtain assurances from service providers that they are taking similar steps.

Similarly, the companies in which the fund invests and trading systems used by the fund could be adversely affected by this issue. The ability of a company or trading system to respond successfully to the issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact on the fund. This risk may be greater with respect to trading systems in foreign countries and, in particular, in emerging market countries.


ADDITIONAL INVESTMENT STRATEGIES

DEFENSIVE POSITIONS; CASH RESERVES. In order to protect itself from adverse market conditions, the fund may take a defensive position that is different from its normal investment strategy. This means that the fund may temporarily invest a larger-than-normal part, or even all, of its assets in cash or money market instruments. Since these investments provide relatively low income, a defensive position may not be consistent with achieving the fund's investment objective.

The fund may invest without limit in cash or money market instruments as part of its ordinary investment strategy.

PORTFOLIO TURNOVER. The fund may engage in frequent trading (high portfolio turnover) in order to achieve its investment objective. Frequent trading may result in a high portfolio turnover rate and higher fund expenses due to transaction costs.



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 Mitchell Hutchins       Global Income Portfolio
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INVESTING IN THE FUND


PURCHASES, REDEMPTIONS AND EXCHANGES

Shares of the fund are sold only to insurance company separate accounts that fund benefits under variable annuity or variable life insurance contracts. These separate accounts are the shareholders of the fund - not the individual contract owners. However, the separate accounts may pass through voting rights to the contract owners.

The fund offers both Class H and Class I shares to insurance company separate accounts:

o Class H shares are sold and redeemed at net asset value and do not pay any 12b-1 fees.

o Class I shares also are sold and redeemed at net asset value. However, under a rule 12b-1 plan adopted by the fund, Class I shares pay an annual distribution fee of 0.25% of average net assets. The fund pays this fee to insurance companies for the sale of Class I shares and for services that the insurance company provides to contract owners. Because these 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time they will increase the cost of a contract owner's investment and may cost more than paying other types of sales charges.

An insurance company separate account may exchange shares of the fund for shares of the same class in another Mitchell Hutchins Series Trust fund at their relative net asset values per share, provided that the separate account invests in both funds. A particular insurance company separate account may not invest in all Mitchell Hutchins Series Trust funds or classes of fund shares.

The fund and Mitchell Hutchins (for Class I shares) reserve the right to reject any purchase order and to suspend the offering of a fund's shares for a period of time.


PRICING AND VALUATION

Insurance company separate accounts buy, sell or exchange fund shares at their net asset values. The fund calculates net asset value separately for each class as of the close of trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the fund does not price its shares, on national holidays and on Good Friday. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, the fund's net asset value per share will be calculated as of the time trading was halted.

The fund calculates its net asset value based on the current market value for its portfolio securities. The fund normally obtains market values for its securities from independent pricing services that use reported last sales prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. If a market value is not available from an independent pricing source for a particular security, that security is valued at a fair value determined by or under the direction of the fund's board of trustees. The fund normally uses the amortized cost method to value bonds that will mature in 60 days or less.

Judgment plays a greater role in valuing thinly traded securities, including many lower-rated bonds, because there is less reliable, objective data available.

The fund calculates the U.S. dollar value of investments that are denominated in foreign currencies daily, based on current exchange rates. The fund may own securities, including some securities that trade primarily in foreign markets, that trade on weekends or other days on which the fund does not calculate net asset value. If the fund concludes that a material change in the value of a foreign security has occurred after the close of trading in the principal foreign market but before the close of the NYSE, the fund may use fair value methods to reflect those changes. This policy is intended to assure that the fund's net asset value fairly reflects security values as of the time of pricing.



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MANAGEMENT


INVESTMENT ADVISER

Mitchell Hutchins Asset Management Inc. is the investment adviser and administrator of the fund. Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On March 31, 1999, Mitchell Hutchins was adviser or sub-adviser to 33 investment companies with 75 separate funds and aggregate assets of approximately $48.3 billion.

The fund paid advisory fees to Mitchell Hutchins for the most recent fiscal year at the rate of 0.75% based on average daily net assets.

The fund has received an exemptive order from the SEC to permit the board to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval. The fund's shareholders must approve this policy before the board may implement it. As of the date of this Prospectus, the fund's shareholders have not done so.


PORTFOLIO MANAGERS

Stuart Waugh and William King are primarily responsible for the day-to-day management of the fund's portfolio. Mr. Waugh has been involved with the fund since its inception, first as an analyst and as portfolio manager since 1993. Mr. King assumed his present responsibilities for the fund in 1997.

STUART WAUGH is a managing director of Mitchell Hutchins responsible for global fixed income investments and currency trading. He has been with Mitchell Hutchins since 1983. Mr. Waugh is a Chartered Financial Analyst.

WILLIAM KING joined Mitchell Hutchins in November 1995. Prior to 1995, he was at IBM Corporation, where he was responsible for the management of IBM Pension Fund's global bond portfolio. Mr. King is a Chartered Financial Analyst.






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 Mitchell Hutchins       Global Income Portfolio
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DIVIDENDS AND TAXES
-------------------

DIVIDENDS

Dividends and distributions are paid in additional shares of the fund unless the shareholder requests otherwise.

The fund normally declares and pays dividends and distributes any gains annually.

Class I shares have higher expenses because of their distribution fees and thus are expected to have lower dividends than Class H shares.


TAXES

Fund shares are offered only to insurance company separate accounts that fund certain variable annuity or variable life contracts. These accounts generally are not subject to tax on dividends from the fund or when fund shares are exchanged or redeemed. See the applicable contract prospectus for a discussion of the federal income tax status of

o the insurance company separate accounts that purchase and hold shares of the fund and

o     the holders of contracts funded through those separate accounts.

The fund must satisfy certain diversification requirements imposed by the Internal Revenue Code on segregated assets accounts used to fund variable annuity or variable life contracts. Failure of the fund to do so would result in taxation of the insurance company issuing the variable annuity or variable life contracts and treatment of the contract holders other than as described in the contract prospectus.

See the SAI for information or for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.


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 Mitchell Hutchins       Global Income Portfolio
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FINANCIAL HIGHLIGHTS
--------------------

The following financial highlights table is intended to help you understand the fund's financial performance for the past 5 years. Certain information reflects financial results for a single fund share. In the table, "total investment return" represents the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends. This information has been audited by Ernst & Young LLP, independent auditors, whose report, along with the fund's financial statements, are included in the fund's annual report to shareholders. The annual report may be obtained without charge by calling 1-800-986-0088.

Please note that no Class I shares were outstanding during the periods shown. The information shown below for Class H shares should not be considered indicative of the results the Class I shares would have achieved had they been outstanding during these periods because Class I shares have higher expenses.

The information in this table pertains only to the fund and does not reflect charges related to the insurance company separate accounts that fund variable annuity or variable life contracts. See the appropriate contract prospectus for information concerning these charges.



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 Mitchell Hutchins       Global Income Portfolio
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GLOBAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                     CLASS H

                        --------------------------------------------------------

                               FOR THE YEARS ENDED
                                  DECEMBER 31,
                        --------------------------------------------------------
                                   1998      1997     1996      1995      1994
                                   ----      ----     ----      ----      ----
Net asset value,
 beginning of year............. $ 10.81    $11.14  $ 11.20   $ 10.88   $ 11.72
                                  -----     -----    -----     -----     -----
Net investment income (loss)...    0.69      0.75     0.87     (0.05)     0.97

Net realized and unrealized
 gains (losses) from
 investments and foreign
 currency......................    0.36     (0.36)   (0.13)     1.52     (1.60)
                                  -----     ------   ------     ----     ------
Net increase (decrease) from
 investment operations             1.05      0.39     0.74      1.47     (0.63)
                                  -----      ----     ----      ----     ------

Dividends from net investment
 income........................   (0.61)    (0.71)   (0.79)    (1.15)    (0.21)

Distributions from net realized
 gains from investments........   (0.18)    (0.01)   (0.01)      --        --
                                  ------    ------   ------    -----      ----

Total dividends and
 distributions.................   (0.79)    (0.72)   (0.80)    (1.15)    (0.21)
                                 -------    ------   ------    ------    ------

Net asset value, end of year... $ 11.07   $ 10.81  $ 11.14   $ 11.20   $ 10.88
                                  =====     =====    =====     =====     =====

Total investment return(1).....    9.69%     3.50%    6.62%    13.58%    (5.56)%
                                   ====      ====     ====     =====     =====
Ratios/Supplemental data:

Net assets, end of year (000's) $14,702   $17,730  $24,436   $ 35,700  $ 52,688

Expenses to average net assets.    1.68%     1.52%    1.56%      1.19%     1.17%

Net investment income to
 average net assets...........     5.53%     6.34%    6.56%      7.21%     7.23%

Portfolio turnover rate........    104%      142%     134%       160%       97%
-------------------


(1) Total investment return is calculated assuming a $1,000 investment on the first day of each year reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each year reported. The figures do not include additional contract level charges; results would be lower if such charges were included.




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If you want more information about the fund, the following documents are available free upon request:


      ANNUAL/SEMI-ANNUAL REPORTS:

      Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. In the fund's annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.


      STATEMENT OF ADDITIONAL INFORMATION (SAI) AND CONTRACT PROSPECTUS:

      The SAI provides more detailed information about the fund and is incorporated by reference into this prospectus. Investors are advised to also read the applicable contract prospectus.

You may discuss your questions about the fund, obtain free copies of annual and semi-annual reports and the SAI, or request other information, by contacting the fund directly at 1-800-986-0088.

You may review and copy information about the fund, including annual and semi-annual reports and the SAI, at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies of reports and other information about the fund:

     o For a fee, by writing to or calling the SEC's Public Reference Room, Washington, D.C. 20549-6009
          Telephone: 1-800-SEC-0330

     o    Free, from the SEC's Internet website at: http://www.sec.gov



















Mitchell Hutchins Series Trust
Investment Company Act File No. - 811-4919


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